Dynatronics Corporation

Driving Change and Delivering Results: Business Optimization Plan Results To Date

August 9, 2021 | NASDAQ:DYNT

Dynatronics® HAUSMANN™ BIRD & CRONIN®

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, anticipated recovery in revenues, improvements in cash flows and operating margins, rapid organic growth in existing and adjacent markets, expected costs and expenditures associated with the restructuring, estimated reductions in revenues year-over-year in fiscal year 2022 operating results, expectations that the company will deliver higher annual gross margins, operating income and EBITDA in fiscal year 2022 compared to fiscal year 2021, and expectations regarding reduction in leased space in fiscal year 2022, and uncertainties involving the impact of the COVID-19 pandemic on the company's results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales as used in this press release is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and forecasting future periods. Management believes this non-GAAP measure provides investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure.

DYNATRONICS AT CANACCORD INVESTOR CONFERENCE

Proven commercial success and business transformations in medical device markets.
Creating significant transformative opportunities.



John Krier

President & Chief Executive Officer

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020. Prior to that was VP, Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model



Norm Roegner

Chief Financial Officer

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains



Skyler Black

Corporate Controller

- Joined Dynatronics in 2013
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader

WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- **Deliver commercial success**, emphasizing quality for cost and a differentiated customer experience
- Improve **margins** through consolidations and **financial discipline**
- Continue focus on **cash flow from operations**
- Timely commercial **launch of new products focused on growth markets**
- **Optimize manufacturing and supply chain**
- **Rationalize product portfolio and pricing** for attractive growth trends
- **Target acquisitions** in existing or adjacent markets with customer uptake

"Our focus in the first half of FY '22 is on these four strategies due to near-term opportunities in our markets that support a sustainable long-term growth model."
- John Krier, CEO of Dynatronics

"Most of the product portfolio and pricing optimization announced on 4/22/21 was completed as planned."
- John Krier, CEO of Dynatronics

Improving results in these seven strategies enables a scalable and sustainable revenue growth model in our attractive markets. We will continuously drive to deliver improving results in each strategy.

BUSINESS OPTIMIZATION RESULTS: $12.1M NET SALES IN Q4 FY '21; $9.7M FROM CONTINUED PRODUCTS

Driving on-going change and delivering results. More to come across all of these areas.

	Up-level leadership team	Increase margins and cash flow from operations	Align sales channels to new commercial strategy	Simplify product portfolio to pursue attractive growth markets
INITIATIVES	Up-level leadership team	Increase margins and cash flow from operations	Align sales channels to new commercial strategy	Simplify product portfolio to pursue attractive growth markets
RECENT ACCOMPLISHMENTS	**Growth Through Strategic Recruitment** • Recent leadership hires: - CEO - CFO - VP, Global Operations and Supply Chain - VP, Marketing - VP, Customer Experience - Director, Strategic Accounts - Director, Information Technology - Former CEO remains as Board member and active consultant • Our new Partners in Leadership accountability culture is at the core of the organization	• Cash on-hand of ~$6.1M as of June 30, 2021 • Facility consolidations increased liquidity options - $1.65M from sale of Tennessee facility on May 17, 2021 - Planned exit of ~75% of Utah facility in FY '22 • 100% Paycheck Protection Program (PPP) loan forgiven on June 29, 2021 • Strengthening balance sheet supports M&A in target markets	• On track to sell exclusively through existing and new dealer sales channel: - Positive impact on sales, margins, and working capital - Increase customer loyalty, eliminated perceived competition in Dynatronics' historic direct sales efforts • Director, Strategic Accounts joined in July 2021, along with additional strategic account managers to strengthen dealer relationships	• Shifting product mix to higher margin, differentiated therapeutic products manufactured by the company • Eliminated ~1,600 non-value add, low-margin, non-self manufactured, distributed products as planned • Hausmann PROTEAM re-launch, including the new "3D PROTEAM Builder" application - Configurable product application delivers on our customer experience commitment to make it easy for customers to choose us

FINANCIAL OUTLOOK

Revenues and Margins:

- **$12.1M total net sales in Q4 FY '21.** Continued product net sales of **$9.7M in Q4 FY '21** (a non-GAAP financial measure). Dynatronics defines continued products from net sales as sales in the period on products that the company plans to continue offering to dealer customers, and excludes expected discontinued products and sales through the company's direct sales channel.

Notable Events:

- The company anticipates recording up to approximately **$1.2M in costs in Q4 FY '21** as a result of **restructuring activities**.

Notable Events in Q4 FY '21	Q4 FY '21 Amount
PPP loan forgiven in the amount of $3.51M, including accrued interest, by the SBA in Q4 FY '21, will be reported in **Other Income**. **The loan forgiveness is non-taxable and non-cash.**	**$3.51M**
Received **$1.65M in Q4 FY '21 net proceeds** from sale of Tennessee facility. The **gain of ~$0.8M** will be reported in **Other Income**.	**$1.65M**
$0.9M in Q4 FY '21 recorded as a benefit from the Employee Retention Credit and will be reported in **Other Income**. Qualified for Employee Retention Credit Q1 FY '22.	**$0.9M**

The company continues to expect volatility due to the continuing challenges due to COVID-19, including higher delivery and shipment costs, supply chain disruptions, and extended handling times.

DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

Favorable Market Trends

- **Demographics** — Aging population, obesity, higher focus on wellness accelerating demand for rehabilitation support systems
- **Value-Based Healthcare** — Physicians and clinics moving towards a more conservative treatment style
- **Lower Acuity Treatment** — Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency
- **Faster Recovery** — Importance of using minimally invasive treatments to reduce recovery times

Selected Rehabilitation and Bracing Markets ($B)[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
2021E
$6.1
$2.6
$1.7
$1.8
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile

M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

RIGHT SIZED TARGET
Revenue between $5M - $30M

PROFITABILITY
Gross margin accretive (driving target of >40%)

QUICK CASH WIN
Cash flow contribution within first year

Acquisition Targets:
VALUE BUYER WITH FOCUSED CRITERIA

ENHANCED PORTFOLIO
Products focused on existing or adjacent market segments

BRANDS WE KNOW
Respected & established brand(s) known in market

A WELL-SUITED ADDITION
Good culture fit and ease of integration

INVESTMENT HIGHLIGHTS (NASDAQ: DYNT)

Valuable Products Serving Growth Markets	• Well-respected brands standing the test of time in each market • Relevant product portfolio serving our growth markets • Enhanced management focus exclusively on our manufactured brands
Transformation to Accelerate Growth	• Dynatronics is building an accomplished transformational team, which can deliver strong business results • Developing a culture focused on generating scale by applying disciplined financial models to investment decisions • Driving change with a sense of urgency to achieve continuous growth
Attractive Investment Appeal	• Shares are trading at 0.4x EV to revenues vs. peer group of 3.6x[1] • Cash flow from operations and no debt • Management incentive compensation is linked to revenue and EBITDA growth

1) Enterprise value as of 8/6/21
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

Dynatronics Corporation

Investor Relations Contacts

Skyler Black
Dynatronics
ir@dynatronics.com

Peter Seltzberg
Darrow Associates
pseltzberg@darrowir.com

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 6/30/21)	$0.52 to $2.56
Market Capitalization(1) (as of 6/30/21)	$20.8M
Average Volume (3 month)	200K
Net Sales in FY'21 (unaudited)	$47.6M

(1) Excluding preferred stock

Customers

+ Thousands of Private Practice Therapists and Athletic Trainers

UP-LEVELED LEADERSHIP

Is Creating Significant Transformative Opportunities



John Krier

President &
Chief Executive Officer

Background

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020. Prior to that was VP, Commercial Operations at Breg since 2014, long-standing customer and partner of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs
- 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model

Previous Affiliations

BREG UNITED Deloitte.



Norm Roegner

Chief Financial Officer

Background

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains
- Proven track record of leading profit growth initiatives

Previous Affiliations

Phillips Medisize molex KOCH

UP-LEVELED LEADERSHIP

Is Creating Significant Transformative Opportunities



Brian Baker

Board Member and Active Consultant
Former COO and CEO

Previous Affiliations

SeaSpine INTEGRA

- 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans



George Murray

Global Operations and Supply Chain

Previous Affiliations

Rockwell Automation LEONARDO DRS

- Joined Dynatronics in 2021; prior to that, leadership roles at Rockwell Automation and DRS Technologies
- Operational and supply chain expertise in technical manufacturing environments



R.J. Smith

Customer Experience

Previous Affiliations

BREG Pfizer

- Joined Dynatronics in 2020; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson



Sarah Mealman

Product Marketing

Previous Affiliations

Medtronic LABORIE

- Joined Dynatronics in 2020; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



Skyler Black

Corporate Controller

Previous Affiliations

pwc

- Joined Dynatronics in 2018
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader



Carl Abbott

Strategic Accounts

Previous Affiliations

teva sigvaris

- Joined Dynatronics in 2021; prior to that managed National Accounts for E-commerce, National Distribution, Retail and DME portfolio
- Training and performance improvement specialist building employee, customer, and end user programs

CAPITALIZATION / OWNERSHIP

Share count as of June 30, 2021

Common Shares Outstanding		17,364,654
8% Convertible Preferred Stock[(1)]		3,351,000
Total Shares		**20,715,654**
Market Cap of Equity (including convertible preferred stock)[(2)]	**$**	**25,873,852**
Debt[(3)]		$0
Less: Cash		6,100,000
Net Bank Debt as of 6/30/2021		**(6,100,000)**
Enterprise Value (including convertible preferred stock)		**19,773,852**
Warrants @ $2.75 weighted average exercise price		4,323,500
Options @ $1.56 weighted average exercise price		140,000
Unvested RSU		97,500
Total Options and Warrants		**4,561,000**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at Company preference
(2) Share price of $1.25 on 8/6/21
(3) Includes Line of Credit only